UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):October 29, 2024
CELSIUS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34611	20-2745790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 561 276-2239
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CELH	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2024, the Board of Directors (the “Board”) of Celsius Holdings, Inc., a Nevada corporation (the “Company”), appointed Israel Kontorovsky, age 55, as a director to fill the vacancy on the Board created by the previously reported departure of Jim Lee. The Board additionally appointed Mr. Kontorovsky to serve on the Board’s Audit and Enterprise Risk Committee. Mr. Kontorovsky’s term on the Board commenced on October 29, 2024 and expires at the Company’s 2025 annual meeting of stockholders.

Mr. Kontorovsky serves as Chief Financial Officer of PepsiCo Latin America. From 2000 to September 2024, Mr. Kontorovsky has served in various positions at PepsiCo, including serving as SVP Commercial Finance at PepsiCo Foods North America and Chief Financial Officer of Quaker Foods North America. Throughout his career, Mr. Kontorovsky has held various leadership roles in finance and operations in Argentina, Dallas and Chicago. Mr. Kontorovsky holds a degree in Economics from UCLA and an MBA from the University of Miami.

Mr. Kontorovsky was selected to serve on the Board pursuant to an agreement between the Company and PepsiCo whereby PepsiCo currently has the right to designate one nominee to the Board. Mr. Kontorovsky will not receive compensation from the Company for his service on the Board.

Other than PepsiCo’s designation rights described above, there are no arrangements or understandings between either Mr. Kontorovsky, on the one hand, and any other person, on the other hand, pursuant to which he was appointed to the Board. Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which Mr. Kontorovsky was or is to be a participant and in which any related person had a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: October 29, 2024	By:	/s/ Jarrod Langhans
Jarrod Langhans, Chief Financial Officer